AMSCAN HOLDINGS, INC.

                                                                                                     Filed pursuant to Rule 424(b)(3)
                                                                                                     Registration No. 333-45457

Supplement No.1 to Prospectus dated July 31, 2001

The date of this supplement No. 1 is August 1, 2001.

On July 26, 2001, Amscan Holdings, Inc. filed the attached report on Form 8-K.